Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 22 2024

TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED APRIL 29, 2024

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved the adoption of a fundamental policy for the SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”) to act as a diversified company, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the adoption of such policy, the following changes to the Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the Portfolio are effective immediately:

In the section entitled “Principal Investment Strategies” in the Summary Prospectus and the Portfolio Summary of the Prospectus, the seventh paragraph is deleted in its entirety.

In the section entitled “Principal Risks” of the Summary Prospectus and the Portfolio Summary of the Prospectus, the information related to “Non-Diversification Risk” is deleted in its entirety.

In the section entitled “Principal Risks of Investing in the Portfolio” of the Prospectus, the information related to “Non-Diversification Risk” is deleted in its entirety.

In the section entitled “Investment Restrictions – Trust I Portfolio Fundamental Policies” of the SAI, the paragraph entitled “Diversification” is deleted in its entirety and replaced with the following:

2.	Diversification

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio and PanAgora Global Diversified Risk Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

In the section entitled “Description of the Trusts – Beneficial Interests in Trust I” of the SAI, the third paragraph is deleted in its entirety and replaced with the following:

Each Trust I Portfolio is classified under the 1940 Act as “diversified” except Brighthouse/Templeton International Bond Portfolio and PanAgora Global Diversified Risk Portfolio, each of which is non-diversified.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE